Exhibit 99.3

                        HILB, ROGAL AND HAMILTON COMPANY




                                Senior Executive

                            Employment Agreement With

                                 Thomas A. Golub

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into on May 10, 2002, by and between Thomas A. Golub, an individual residing in the City of Atlanta, Georgia (the "Executive"), and HILB, ROGAL AND HAMILTON COMPANY, a Virginia corporation with corporate offices located at 4951 Lake Brook Drive, Suite 500, Glen Allen, Virginia 23060 (the "Company").

         WHEREAS, Executive currently owns a membership interest in Hobbs Group, LLC, a Delaware limited liability company ("Hobbs"), and is the President and Chief Executive Officer of Hobbs;

         WHEREAS, contemporaneous with the execution of this Agreement, the Company is entering into a certain purchase agreement (the "Purchase Agreement") with the members of Hobbs pursuant to which the Company has agreed to acquire all of the outstanding membership interests of Hobbs upon the closing (the "Closing") of the transactions contemplated by the Purchase Agreement;

         WHEREAS, effective on the date of Closing (the "Closing Date"), the Company desires to employ the Executive as an Executive Vice President of the Company and desires for the Executive to continue to serve as the President and Chief Executive Officer of Hobbs; and

         WHEREAS, the Executive is willing to be employed by the Company as an Executive Vice President and to continue to serve as the President and Chief Executive Officer of Hobbs upon the terms and conditions herein set forth;

         NOW,  THEREFORE,   in  consideration  of  the  premises  and  covenants
contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

I.       Term of Employment.
         -------------------

         (A) The initial term of the employment of the Executive under this Agreement shall be for the three (3) year period commencing on the Closing Date and ending on the third anniversary of the Closing Date (the "Initial Term"); provided, however, that commencing on the date two years after the Closing Date, and on each annual anniversary of such date (such date and each annual anniversary being hereinafter referred to as the "Renewal Date") unless previously terminated, the term of employment shall automatically extend so as to terminate two (2) years from such Renewal Date, unless notice that the term of employment will not be extended is given by either party to the other at least 60 days prior to the Renewal Date.

         (B) Notwithstanding the foregoing provision (A) of this Section I., the term of employment of the Executive under this Agreement shall be subject to earlier termination by:

                  (1)  determination of disability of the Executive  pursuant to
         Section IV.; or

                  (2) dismissal of the Executive from his position as Executive Vice President, pursuant to resolution by the Board of Directors of the Company, or failure or refusal of the Board of Directors to re-elect the Executive to the position of Executive Vice President; or

                  (3) resignation by Executive; or

                  (4) death of the Executive;

         provided, however, that
         --------

                           (i) in the event of termination for  determination of
                  disability pursuant to Paragraph (1) above, Section IV. shall apply;

                           (ii) in the event of termination pursuant to Paragraph (2) above for "Proper Cause" (defined in Section V.(A)) or pursuant to Paragraph (3) above for other than "Good Reason" (defined in Section VI.(A)), Section V.(B) shall apply;

                           (iii) in the event of termination pursuant to Paragraph (2) above without "Proper Cause" (defined in Section V.(A)) or pursuant to Paragraph (3) above for "Good Reason" (defined in Section VI.(A)), Section VI.(B) shall apply; or

                           (iv) in the event of termination  due to the death of
                  the Executive pursuant to Paragraph (4) above, Section VII. shall apply.

II.      Services To Be Rendered.
         ------------------------

         The Company agrees to employ the Executive as an Executive Vice President of the Company and as the President and Chief Executive Officer of Hobbs, subject to the terms, conditions and provisions of this Agreement. The Executive hereby accepts such employment and agrees that he shall devote his best efforts, skills and ability to promote the interests of the Company, Hobbs and their subsidiaries and affiliates. The Executive agrees that his employment as Executive Vice President of the Company and as President and Chief Executive Officer of Hobbs pursuant to this Agreement is a full time position. Notwithstanding the foregoing, the Executive may devote a reasonable amount of his time to serving as an officer and director of other companies affiliated with the Company; to his personal investments and business affairs, including service as a director of unaffiliated companies; and to civic, political and charitable activities; provided however, the Executive shall not accept any position as a director of any unaffiliated for-profit business organization, other than positions presently held by him, without prior approval of the Board of Directors of the Company (which approval will not be unreasonably withheld).

III.     Compensation.
         -------------

         In consideration for the services rendered to the Company under this Agreement, the Company shall pay and provide to the Executive the following compensation and benefits:

         (A)      Salary.
                  ------

         During the Initial Term, the Company shall pay the Executive an annual base salary of $600,000, payable in twenty four semi-monthly installments on the 15th and last business day of each calendar month. This annual base salary shall be reviewed annually by the Compensation Committee of the Board of Directors (the "Compensation Committee") to consider appropriate increases, but in no event shall the amount of the base salary during the Initial Term be reduced. Following the Initial Term, unless this Agreement is previously terminated, the Company shall pay the Executive an annual base salary as determined by the Compensation Committee, but never less than an annual rate of salary of $300,000.

         (B)      Annual Incentive Bonus.
                  ----------------------

         During the Initial Term, in addition to the base salary to be paid to the Executive under Section III.(A), the Executive shall be paid an annualized incentive bonus of $500,000, payable as set forth below. This annual incentive bonus shall be reviewed annually by the Compensation Committee to consider appropriate increases, but in no event shall the amount of the annual incentive bonus during the Initial Term be reduced. For example purposes, the Executive will be paid an annual incentive bonus of $500,000 for fiscal years 2003 and 2004, payable in February, 2004 and 2005, respectively, $250,000 for the second half of fiscal year 2002, payable in February 2003, and $250,000 for the first half of fiscal year 2005, payable in August 2005. Following the Initial Term, the Executive may be entitled to an annual incentive bonus as established and modified, from time to time, by the Compensation Committee in its sole discretion. To the extent Executive is included in any such bonus plans as may be established by the Compensation Committee, any February 2006 bonus shall be prorated for admission into such plan as of July 1, 2005. The Executive will not be entitled to participate in any compensation or bonus plan maintained now or in the future by Hobbs, although the Compensation Committee shall have the authority to modify the foregoing if it so chooses.

         (C)      Ancillary Benefits.
                  ------------------

         The Executive shall also be entitled to vacations, participation in the Company's Profit Sharing Savings Plan (401K), Executive Voluntary Deferral Plan and Supplemental Executive Retirement Plan, sick leave benefits, post-retirement benefit plan, and all other ancillary benefits provided by the Company, including, but not limited to, group life, health and disability insurance coverage, consistent with the compensation policies and practices of the Company from time to time prevailing with respect to persons who are executive officers of the Company. From and after the Closing Date, Executive's ancillary benefits under this Agreement shall be provided exclusively by the Company and the Executive shall not be entitled to receive any ancillary benefits under the employee or executive benefits plans, programs and policies maintained now or in the future by Hobbs, although the Compensation Committee shall have the authority to modify the foregoing if it so chooses.

         (D)      Stock Options and Vesting.
                  -------------------------

                  (1) On the Closing Date, the Executive shall receive 125,000 nonqualified stock options under the Company's 2000 Stock Incentive
         Plan (together with any nonqualified stock options granted Executive pursuant to the Purchase Agreement, the "Closing Date Grant"). The Executive shall not be entitled to receive any other stock options or stock grants or awards during the Initial Term. Following the Initial Term, Executive shall receive such stock option awards each year as determined by the Compensation Committee in its sole discretion.

                  (2) The Closing Date Grant shall be granted at the closing stock price for Company's common stock on the New York Stock Exchange ("NYSE"), on the Closing Date (or the last business day preceding the Closing Date if the Closing Date is not a NYSE business day), shall expire seven (7) years after the grant date, shall vest at the rate of twenty-five percent (25%) for each year of full employment of Executive after the grant date, and, except as stated below, shall otherwise be on Company's standard form for nonqualified stock options issued to Company executives and subject to the Company's 2000 Stock Incentive Plan. The Closing Date Grant shall contain the following special vesting terms:

                  If Executive's employment shall be terminated by Company without Proper Cause (as defined in Section V.(A)) prior to four (4) years after the grant date ("Full Vesting Date") or if the term of Executive's employment is not extended by Company to the Full Vesting Date or if Executive terminates his employment for Good Reason (as defined in Section VI.(A)) prior to the Full Vesting Date or if Executive terminates his employment at the conclusion of the Initial Term, then the Closing Date Grant shall be fully vested. Termination by Executive without Good Reason prior to the Full Vesting Date (except where Executive terminates at the end of the Initial
                  Term) and termination by the Company for Proper Cause prior to the Full Vesting date do not result in any acceleration of vesting.

IV.      Disability.
         -----------

         (A) The term of employment of the Executive may be terminated at the election of the Company upon the Board of Directors' receiving evidence that the Executive is disabled as that term is defined in the Group Long Term Disability Insurance Certificate and Summary Plan Description for the Company's Group Disability Plan.

         (B) In the event of such termination for disability, the Company shall thereupon be relieved of its obligations to pay any compensation and benefits under Section III., except for accrued and unpaid items, but shall, in addition, pay to the Executive such disability compensation as set forth in any disability plan established by the Company for its executive officers.

V.       Termination For Proper Cause or Without Good Reason.
         ----------------------------------------------------

         (A) The occurrence of any of the following events shall constitute "Proper Cause" for termination of the employment of the Executive under this Agreement, at the election of the Board of Directors of the Company:

                  (1) the Executive shall voluntarily resign as a director, officer or employee of the Company or any of its affiliates without the written consent of the Board of Directors of the Company;

                  (2) the Executive shall breach this Agreement in any material respect and fail to cure such breach within sixty (60) calendar days after receiving written notice of such breach from the Company; or

                  (3) the commission of a fraud, or other criminal act, by the Executive directly involving the Company or any of its affiliates which would constitute a felony if prosecuted under criminal law;

                  provided, however, the inability of the Executive to achieve favorable results of operations shall clearly not be deemed Proper Cause for termination hereunder.

         (B) In the event of termination of the Executive's employment by the Company pursuant to Section I.(B)(2) for Proper Cause or by the Executive pursuant to Section I.(B)(3) other than for "Good Reason" (defined in Section VI.(A)), the Company shall thereupon be relieved of its obligations to pay any compensation and benefits under Section III., except for accrued and unpaid items.

VI.      Termination for Good Reason or Without Proper Cause.
         ----------------------------------------------------

         (A) The occurrence of any of the following events shall constitute "Good Reason" for termination of employment by Executive:

                  (1) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles, reporting requirements, unilaterally requiring reassignment to a location other than Atlanta, etc.), authority, duties or responsibilities as contemplated by Section II. of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; or

                  (2) any failure by the Company to comply with any of the provisions of Section III. of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive.

         (B) In the event of termination of the Executive by the Company pursuant to Section I.(B)(2) without Proper Cause (as defined in Section V.(A) above) or by the Executive pursuant to Section I.(B)(3) for Good Reason (as defined in Section VI.(A) above), the acceleration of vesting of options referenced in Section III.(D) shall apply and the Company shall thereafter be and remain obligated to pay to the Executive (or his estate or designated beneficiary) the compensation and benefits provided under Section III.(A) and III.(B) and such benefits under III.(C) as are payable to a terminated employee until expiration of the term of employment established by Section I.(A). In the event of a dispute as to whether Executive was terminated for or without "Proper Cause," or for or without "Good Reason," or regarding the amount of compensation Executive is entitled to receive under this Section VI., the Company shall be obligated to continue to pay to the Executive (or his estate or designated beneficiary) all of the compensation and benefits reserved under Section III. until the dispute is resolved by an arbitrator pursuant to Section XVII. hereof.

         (C) For purposes of calculating the annual incentive bonus payable under Section III.(B), the Company shall make to the Executive (or his estate or designated beneficiary), an annual payment equal to the greater of (i) the highest annual incentive bonus payment received by Executive pursuant to Section III.(B) for the last two (2) fiscal years prior to the date of termination or
(ii) fifty percent (50%) of his annual base salary.

VII.     Death.
         -----

         In the event of termination of the Executive's  employment  pursuant to
Section I.(B)(4) above, the Company shall pay the Executive's estate or designated beneficiary such death benefits as may be set forth in any life insurance plan established by the Company for its executive officers.

VIII.    Confidentiality.
         ----------------

         For purposes of this Agreement, "Confidential Information" shall mean any information of a proprietary or confidential nature and trade secrets of the Company, Hobbs and their affiliates relating to the business of the Company, Hobbs and their affiliates that have not previously been publicly released by duly authorized representatives of the Company. The Executive agrees to regard and preserve as confidential all Confidential Information pertaining to the Company's, Hobbs' and their affiliates' businesses that has been or may be obtained by the Executive in the course of his employment with the Company, whether he has such information in his memory or in writing or other physical form. The Executive shall not, without written authority from the Company to do so, use for his personal benefit or his personal purposes, unrelated to business of the Company, nor disclose to others, either during the term of his employment hereunder or thereafter, except as required by the conditions of his employment hereunder, any Confidential Information of the Company, Hobbs or their affiliates. This provision shall not apply after the Confidential Information has been voluntarily disclosed to the public by a duly authorized representative of the Company, independently developed and disclosed by others, or otherwise enters the public domain through lawful means. For the purpose of Sections VIII, IX, X, XI, XII, XIII and XIV, references to the "Company" shall include, without limitation, Hobbs and its subsidiaries and affiliates, whether or not expressly stated.

IX.      Removal Of Documents Or Objects.
         --------------------------------

         The Executive agrees not to remove from the premises of the Company, except as an employee of the Company in pursuit of the business of the Company or any of its affiliates, or except as specifically permitted in writing by the Company, any document or object containing or reflecting any Confidential Information of the Company, Hobbs or their affiliates. The Executive recognizes that all documents or material containing Confidential Information developed by him or by someone else in the course of employment by the Company, Hobbs or their affiliates, are the exclusive property of the Company.

X.       Nonpiracy Covenants.
         --------------------

         (A) For the purpose of this Agreement, the following terms shall have the following meanings:

                  (1) "Customers" shall be limited to those customers of the Company (including Hobbs and its affiliates) or its affiliates for whom there is an insurance policy or bond in force or to or for whom the Company or its affiliates are rendering services as of the date of termination of the Executive's employment;

                  (2) "Prohibited Services" shall mean services in the fields of insurance performed by the Company, Hobbs or their affiliates, their agents or employees in any other business engaged in by the Company, Hobbs or their affiliates on the date of termination of the Executive's employment. "Fields of Insurance" does not include title insurance, but does include all lines of insurance sold by the Company or its affiliates, including, without limitation, property and casualty, life, group, accident, health, disability, and annuities;

                  (3) "Restricted Period" shall mean: (i) in the case of termination by the Company for Proper Cause or by the Executive without Good Reason, the period of two (2) years immediately following the date of termination of the Executive's employment; and (ii) in the case of termination by the Company without Proper Cause or by the Executive for Good Reason, the period following the date of termination of the Executive's employment during which the Executive is receiving compensation under this Agreement.

         (B) The Executive recognizes that over a period of many years the Company has developed, at considerable expense, relationships with, and knowledge about, Customers which constitute a major part of the value of the Company. During the course of his employment by the Company, the Executive will either have substantial contact with, or obtain substantial knowledge about, these Customers. In order to protect the value of the Company's business, the Executive covenants and agrees that, in the event of the termination of his employment for any reason, whether voluntary or involuntary and whether with or without Proper Cause or Good

Reason, he shall not, directly or indirectly, for his own account or for the account of any other person or entity, as an owner, stockholder, director, employee, partner, agent, broker, consultant or other participant during the Restricted Period:

                  (1) solicit a Customer for the purpose of providing Prohibited Services to such Customer; and

                  (2) accept an invitation from a Customer for the purpose of providing Prohibited Services to such Customer.

         Subsections (1) and (2) are separate and divisible covenants; if for any reason one covenant is held to be illegal, invalid or unenforceable, in whole or in part, the remaining covenant shall remain valid and enforceable and shall not be affected thereby. Further, the periods and scope of the restrictions set forth in any such subsection shall be reduced by the minimum amount necessary to reform such subsection to the maximum level of enforcement permitted to the Company by the law governing this Agreement. Additionally, the Executive agrees that no separate geographic limitation is needed for the foregoing nonpiracy covenants as such are not a prohibition on the Executive's employment in the insurance agency business and are already limited to only those entities which are included within the definition of "Customer."

XI.      Nonraiding of Employees.
         ------------------------

         The Executive covenants that during his employment hereunder and the Restricted Period specified in Section X. hereof, he will not solicit, induce or encourage for the purposes of employing or offering employment to any individuals who, as of the date of termination of the Executive's employment, are employees of the Company, Hobbs or their affiliates, nor will he directly or indirectly solicit, induce or encourage any of the Company's, Hobbs' or their affiliates' employees to seek employment with any other business, whether or not the Executive is then affiliated with such business.

XII.     Notification of Former and New Employment.
         -----------------------------------------

         During the term of this Agreement and the Restricted Period specified in Section X. hereof, the Executive covenants to notify any prospective employer or joint venturer, which is a competitor of the Company, Hobbs or their affiliates of this Agreement with the Company; and if the Executive accepts employment or establishes a relationship with such competitor, the Executive covenants to notify the Company immediately of such relationship. If the Company reasonably believes that the Executive is affiliated or employed by or with a competitor of the Company, Hobbs or their affiliates during the Restricted Period, then the Executive grants the Company the right to forward a copy of this Agreement to such competitor.

XIII.    Liquidated Damages.
         -------------------

         (A) If the Executive breaches Sections IX. or X. of this Agreement, the Company may, at its sole option, seek liquidated damages with respect to each Customer procured by or through the Executive, directly or indirectly, in violation of Sections IX. or X. of this Agreement (with such

Customers being hereafter referred to as "Lost Customers"). The Executive acknowledges that it would be difficult to calculate damages incurred by the Company in the event of such a breach and that the following liquidated damages clause, when so elected by the Company, is necessary and reasonable for the protection of the Executive. The Executive also acknowledges that the Company, at its sole option, may or may not choose to exercise this liquidated damages provision as to some or all Lost Customers. Whether or not the Company seeks liquidated or actual damages, the Company shall retain the right to obtain injunctive relief with respect to any Lost Customer and with respect to any other actions by the Executive which breach this Agreement. Finally, the Executive acknowledges that he has no right whatsoever to force the Company to exercise this liquidated damages provision, and that such choice remains entirely the Company's. Liquidated damages shall be calculated as follows:

                  (1) A Lost Customer shall be valued at 150% of the gross revenue to the Company in the most recent twelve (12) month period preceding the date of loss of such account. If such Lost Customer had not been a Customer of the Company for an entire twelve (12) month period, such liquidated damages shall be 150% of the gross revenue which would have been, in the absence of a breach by the Executive, realized by the Company in the initial twelve (12) month period of such Customer being served by the Company.

                  (2) The Executive acknowledges that the foregoing damage amounts are fair and reasonable, that an industry rule of thumb for the valuation of any agency is 150% of revenue and that, on the margin, selected accounts may be worth much more than 150% of their annual revenue to an agency.

         (B) The Executive shall pay such liquidated damages to the Company within ninety (90) business days after a final order is entered by the Arbitrator and received by the Executive ordering the Executive to make such payment. Thereafter, such liquidated damages shall bear interest at the prime rate of interest in effect at the Bank of Virginia. The Executive acknowledges that a broker of record letter granted during the Restricted Period, if applicable, by a Customer in favor of the Executive or any person or entity with whom or which the Executive is directly affiliated shall be prima facie evidence of a violation of Section X. of this Agreement and establishes a rebuttable presumption in favor of the Company that Section X. of this Agreement has been violated by the Executive. Further, the Executive acknowledges that if the Restricted Period is applicable to him, he has an affirmative duty to inform such Customer that he cannot accept its business until after the Restricted Period.

         (C) The Executive agrees that the foregoing remedies shall be cumulative and not exclusive, shall not be waived by any partial exercise or nonexercise thereof and shall be in addition to any other remedies available to the Company at law or in equity.

XIV.     Tolling of Restrictive Covenants During Violation.
         -------------------------------------------------

         If a material breach by the Executive of any of the restrictive covenants of this Agreement occurs, the Executive agrees that the restrictive period of each such covenant so materially violated shall be extended by a period of time equal to the period of such material violation by the Executive. It is the intent of this Section that the running of the restricted period of a restrictive covenant shall be tolled during any period of material violation of such covenant so that the Company shall get the full and reasonable protection for which it contracted (but never more than what was contracted) and so that the Executive may not profit by his material breach. For example, if a violation of the Nonpiracy Covenants of Section X occurs and continues for 10 days, then the Restricted Period shall be that period of time necessary to get the bargained for period of compliance, excluding the 10 days of noncompliance.

XV.      Notices.
         --------

         All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

         (A)      If to the Company, to it at the following address:

                  4951 Lake Brook Drive, Suite 500
                  Glen Allen, Virginia 23060
                  Attn:  Chairman of the Board

         (B)      If to the Executive, to him at the following address:

                  4401 Northside Parkway
                  Atlanta, Georgia  30326
                  Attn:  Thomas A. Golub

                  with a copy to:

                  Goodwin Procter LLP
                  Exchange Place
                  Boston, Massachusetts  02109
                  Attn:  Laura C. Hodges Taylor

or to such other place as either party shall have specified by notice in writing to the other. A copy of any notice or other communication given under this Agreement shall also be sent to the Secretary and the Treasurer of the Company addressed to such officers at the then principal office of the Company.

XVI.     Governmental Regulation.
         ------------------------

         Nothing contained in this Agreement shall be construed so as to require commission of any act contrary to law and whenever there is any conflict between any provision of this Agreement and any statute, law, ordinance, order or regulation, the latter shall prevail, but in such event any such provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

XVII.    Arbitration.
         ------------

         Any dispute or controversy as to the interpretation, construction, application or enforcement of, or otherwise arising under or in connection with this Agreement, shall be submitted at the request of either party hereto for mandatory, final and binding arbitration in the City of Richmond, Virginia, in accordance with the commercial arbitration rules then prevailing of the American Arbitration Association. The Company and Executive waive the right to submit any controversy or dispute to a Court and/or a jury. Any award rendered therein shall provide the full remedies available to the parties under the applicable law and shall be final and binding on each of the parties hereto and their heirs, executors, administrators, successors and assigns and judgment may be entered thereon in any court having jurisdiction. The prevailing party in any such arbitration shall be entitled to an award by the arbitrator of all reasonable attorneys' fees and expenses incurred in connection with the arbitration.

XVIII.   Indemnification by the Company.
         -------------------------------

         The Company shall defend, indemnify and hold harmless the Executive to the fullest extent permitted by the laws of the Commonwealth of Virginia, against any and all claims, causes of actions, damages and expenses (including all legal fees and expenses) in any threatened, pending or completed action, arising out of or relating in any way to action or conduct by the Executive by reason of the fact that he was a representative of the Company or was serving at the request of the Company or acts or conduct within the course of his employment pursuant to this Agreement or in his capacity as a director of the Company. If the Company contends that any action or conduct by the Executive was not within the course of his employment or is otherwise not subject to this provision, the Company shall pay to the Executive all defense costs and expenses to defend such an action and shall only be entitled to reimbursement of such fees and expenses if after a final adjudication, including all available appeals, there is a holding that the Executive was not entitled to the defense and indemnification under this provision.

XIX.     Governing Law.
         --------------

         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

XX.      Divisibility.
         -------------

         Should an arbitrator declare any provision of this Agreement to be invalid, such declaration shall not affect the validity of the remaining portion of any such provision or the validity of any other term or provision of this Agreement as a whole or any part thereof, other than the specific portion declared to be invalid.

XXI.     Headings.
         ---------

         The headings to the Sections and Paragraphs of this Agreement are for convenience of reference only and in case of any conflict the text of this Agreement, rather than the headings, shall control.

XXII.    Successors and Assigns.
         -----------------------

         This Agreement is binding upon and shall inure to the benefit of the successors and assigns of the Company and the heirs, executors and legal representatives of the Executive.

XXIII.   Entire Agreement.
         -----------------

         This Agreement contains the entire understanding of the parties with respect to the subject matter contained herein and supersedes all prior agreements, arrangements and understandings relating to the subject matter and may only be amended by a written agreement signed by the parties hereto or their duly authorized representatives.

XXIV.    Employment Conditioned Upon Closing.
         ------------------------------------

         This Agreement is being entered into by the parties hereto contemporaneous with the execution of the Purchase Agreement and shall become effective on the Closing Date. Notwithstanding anything herein to the contrary, if the Closing does not occur for any reason, or the Purchase Agreement is terminated prior to the Closing Date for any reason, this Agreement shall be deemed cancelled and void without further action by the parties, and the parties hereto shall have no rights, duties or obligations hereunder.

                         [Signatures on Following Page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


WITNESS:


/s/Douglas MacGinnitie                     /s/Thomas A. Golub
------------------------------------       -------------------------------------
                                                   Thomas A. Golub




ATTEST:                                    HILB, ROGAL and HAMILTON COMPANY


/s/A. Brent King                           By: /s/Andrew L. Rogal
------------------------------------          ---------------------------------
                                              Its:  Chairman and Chief Executive
                                              Officer